Exhibit 99.1

Canopy Growth Further Improves Balance Sheet with Early Prepayment to Reduce Term Loan by US$100 Million and Ensures Maturity Extension to at Least December 2026

SMITHS FALLS, ONTARIO (Oct 17, 2024) – Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX: WEED) (NASDAQ: CGC), a world-leading cannabis company dedicated to unleashing the power of cannabis to improve lives, announced today that it has made an early prepayment under its senior secured term loan (the "Term Loan") in an aggregate principal amount equal to US$100 million at a discounted price of US$97.5 million. This proactive move, which in addition to reducing the Company’s leverage results in annualized interest expense savings of approximately US$14 million, underscores the Company's strong commitment to fiscal discipline and further strengthens its financial position as it continues to execute on its strategic priorities.

As previously announced in August 2024, this prepayment was agreed to between the Company and its senior lenders as part of a series of amendments to the Term Loan (the “Term Loan Amendment”), which, among other things, included an extension of the Term Loan's maturity date to December 18, 2026. Pursuant to the Term Loan Amendment, the Company has the option to make an additional prepayment equal to US$100 million at a discounted price of US$97.5 million by March 31, 2025 (the "Second Prepayment"). If payment of the Second Prepayment is made, the maturity date of the Term Loan will automatically further extend to September 18, 2027.

Judy Hong, CFO of Canopy Growth, commented: "This early prepayment reflects our ongoing commitment to reducing cash burn and strengthening our capital structure. Our proactive steps to reduce debt and extend maturity enhance our balance sheet flexibility to invest in growth areas and drive long-term value creation for our shareholders."

The early prepayment of the Term Loan demonstrates Canopy Growth's continued focus on reducing debt and improving its balance sheet, positioning the Company for sustainable growth in the evolving global cannabis market.

More Information

Nik Schwenker

Vice President, Communications

media@canopygrowth.com

Investor Contact:

Tyler Burns

Director, Investor Relations

tyler.burns@canopygrowth.com

About Canopy Growth

Canopy Growth is a world leading cannabis company dedicated to unleashing the power of cannabis to improve lives. Through an unwavering commitment to our consumers, Canopy Growth delivers innovative products with a focus on premium and mainstream cannabis brands including Doja, 7ACRES, Tweed, and Deep Space, in addition to category defining vaporizer technology made in Germany by Storz & Bickel.

Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through an unconsolidated, non-controlling interest in Canopy USA, LLC (“Canopy USA”). Canopy USA has closed the acquisitions of approximately 75% of the shares of Lemurian, Inc. (“Jetty”) and 100% of the entities that make up Wana Brands (“Wana”). Jetty owns and operates Jetty Extracts, a California-based producer of high-quality cannabis extracts and pioneer of clean vape technology, and Wana is a leading North American edibles brand. The option to acquire Acreage Holdings, Inc., a vertically integrated multi-state cannabis operator with principal operations in densely populated states across the Northeast and Midwest, has also been exercised.

Beyond its world-class products, Canopy Growth is leading the industry forward through a commitment to social equity, responsible use, and community reinvestment – pioneering a future where cannabis is understood and welcomed for its potential to help achieve greater well-being and life enhancement.

For more information visit www.canopygrowth.com.

References to information included on, or accessible through, our website do not constitute incorporation by reference of the information contained at or available through our website, and you should not consider such information to be part of this press release.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements and uncertainties include statements with respect the reduction of interest costs; the maturity date of the Term Loan; and expectations and outcomes relating to Canopy Growth’s steps to reduce debt.

Risks, uncertainties and other factors involved with forward-looking information or statements could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including the conditions precedent to the acquisition of Acreage not being satisfied or waived; negative operating cash flow; uncertainty of additional financing; use of proceeds; volatility in the price of the Company’s common shares; expectations regarding future investment, growth and expansion of operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets and the impacts of increased rates of inflation; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis; additional dilution; political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of the Company filed with Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com and with the Securities and Exchange Commission through EDGAR at www.sec.gov/edgar, including under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended March 31, 2024, and its subsequently filed quarterly reports on Form 10-Q.

In respect of the forward-looking statements and information, the Company has provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information or statements and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.